                                 EXHIBIT 99.04

                               Power of Attorney

                              Page 68 of 72 Pages

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                                POWER OF ATTORNEY

                 Each of the undersigned hereby constitutes and appoints William P.Foley II, Andrew F. Puzder and M'Liss Jones Kane, and each of them, with full power of substitution, his/her true and lawful attorney-in-fact with full power to sign on his/her behalf any amendments to a Schedule 13D under the Securities Exchange Act of 1934 originally filed pursuant to a November 22, 1996 event, and to file the same with theSecurities and Exchange Commission, and to execute any and all other instruments and take any and all other actions on his/her behalf as such attorney-in-fact deems necessary or advisable in connection therewith, and hereby ratifies and confirms all that such attorney-in-fact may lawfully do or cause to be done by virtue hereof.

                 EXECUTED as of the date set forth below.



Date:  March 3, 1997                           /s/ WILLIAM P. FOLEY II
                                               --------------------------------
                                               William P. Foley II


Date:  March 3, 1997                           /s/ CARL LEO KARCHER
                                               --------------------------------
                                               Carl Leo Karcher


Date:  March 3, 1997                           /s/ STEPHEN MAHOOD
                                               --------------------------------
                                               Stephen Mahood


Date:  March 3, 1997                           /s/ WILLIAM A. IMPARATO
                                               --------------------------------
                                               William A. Imparato


Date:  March 3, 1997                           /s/ FRANK P. WILLEY
                                               --------------------------------
                                               Frank P. Willey


Date:  March 3, 1997                           /s/ C. THOMAS THOMPSON
                                               --------------------------------
                                               C. Thomas Thompson


                              Page 69 of 72 Pages
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Date:  March 3, 1997                           /s/ ANDREW F. PUZDER
                                               --------------------------------
                                               Andrew F. Puzder


Date:  March 3, 1997                           /s/ ROBERT A. WILSON
                                               --------------------------------
                                               Robert A. Wilson


Date:  March 3, 1997                           /s/ CARL A. STRUNK
                                               --------------------------------
                                               Carl A. Strunk



Date:  March 3, 1997                           /s/ PATRICK F. STONE
                                               --------------------------------
                                               Patrick F. Stone


Date:  March 3, 1997                           /s/ DANIEL D. LANE
                                               --------------------------------
                                               Daniel D. Lane


Date:  March 3, 1997                           /s/ DANNY LANE
                                               --------------------------------
                                               Danny Lane


Date:  March 3, 1997                           /s/ CARY H. THOMPSON
                                               --------------------------------
                                               Cary H. Thompson


Date:  March 3, 1997                           /s/ CARL N. KARCHER
                                               --------------------------------
                                               Carl N. Karcher


Date:  March 3, 1997                           /s/ C. HOWARD LESTER
                                               --------------------------------
                                               C. Howard Lester


                              Page 70 of 72 Pages